                                                                   SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

                                                                         SYCUAN FUNDS

(Name of Registrant as Specified in Its Charter)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SYCUAN FUNDS

3007 Dehesa Road

El Cajon, California 92019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 22, 2005

Dear Shareholders:

          The Board of Trustees of the Sycuan Funds (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Sycuan US Value Fund, series of the Trust, to be held at 3007 Dehesa Road, El Cajon, CA 92019 at the Sycuan Resort (in the Olive Room), on December 22, 2005 at 10:00 a.m., Pacific Time, for the following purpose:

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To approve or disapprove a new Investment Sub-Advisory Agreement relating to the Sycuan US Value Fund between Sycuan Capital Management, Inc., A.Q. Johnson & Co., Inc., and Sycuan Funds.

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Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on October 25, 2005 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

John Tang

Secretary

     December 12, 2005

                                                `                      YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 619-588-9701 whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                                                        SYCUAN FUNDS

3007 Dehesa Road

El Cajon, California 92019

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 22, 2005

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                                                                    INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Sycuan Funds (the “Trust”), on behalf of the Sycuan U.S. Value Fund (the “Fund”), a series of the Trust, for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 3007 Dehesa Road, El Cajon, CA 92019 at the Sycuan Resort (in the Olive Room), on December 22, 2005 at 10:00 a.m., Pacific Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about December 12, 2005.

Brandes Investment Partners, L.P. (“Brandes”) served as the Fund's sub-adviser pursuant to an Investment Sub-Advisory Agreement (the "Previous Sub-Advisory Agreement") between Brandes, Sycuan Capital Management, Inc. (the "Adviser") and the Trust that expired on October 6, 2005.  The Board of Trustees of the Trust did not renew the Previous Sub-Advisory Agreement prior to its expiration.  Instead, the Board of Trustees selected A.Q. Johnson & Co., Inc. ("A.Q. Johnson") as the new sub-adviser for the Fund.  The Investment Company Act of 1940, as amended (the "1940 Act"), requires that investment advisory agreements, including sub-advisory agreements, be approve by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders now are being asked to approve the proposed new sub-advisory agreement for the Fund between the Adviser, the Trust and A.Q. Johnson.

Copies of the Fund's most recent annual and semi-annual reports, including financial statements and schedules, are available at no charge by sending a written request to Sycuan U.S. Value Fund, c/o Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or by calling 1-888-899-8344.

PROPOSAL

APPROVAL OF A NEW INVESTMENT

SUB-ADVISORY AGREEMENT BETWEEN

SYCUAN CAPITAL MANAGEMENT, INC.,

A.Q. JOHNSON & CO., INC., AND SYCUAN FUNDS

Background

At a meeting held on October 5, 2005, the Board of Trustees of the Trust approved, subject to shareholder approval, a proposed new investment sub-advisory agreement (the "New Sub-Advisory Agreement") for the Fund with A.Q. Johnson.  Under the New Sub-Advisory Agreement, A.Q. Johnson replaces Brandes as the sub-adviser responsible for making day-to-day investment decisions for the Fund.  On October 5, 2005, the Board of Trustees also approved an interim investment sub-advisory agreement (the "Interim Agreement") with A.Q. Johnson.  The Interim Agreement, which was immediately effective and is substantially similar to the previous agreement with Brandes, provides the Fund will uninterrupted investment management services pending shareholder approval of the proposed New Sub-Advisory Agreement.

Approval of the New Sub-Advisory Agreement will not raise the fees paid by the shareholders of the Fund.  The New Sub-Advisory Agreement is materially identical to the Previous Sub-Advisory Agreement, including the sub-advisory fee the Adviser pays to the Sub-Adviser, with the exception of the Agreement's  effective date.  The effective date will be the date shareholders of the Fund approve the New Sub-Advisory Agreement.

The Previous Sub-Advisory Agreement

The Previous Sub-Advisory Agreement was approved by the sole shareholder of the Fund on October 6, 2003.  Under the terms of the Previous Sub-Advisory Agreement, Brandes performed all services necessary for the management of the portfolio investments of the Fund, including but not limited to, managing, in its discretion, the investment and reinvestment of all assets acquired by the Fund, including determining what securities and other investments were to be purchased or sold for the Fund and executing transactions accordingly.  The Previous Sub-Advisory Agreement also provided that, subject to review by the Board, Brandes would furnish any and all other services that Brandes determined to be necessary or useful to perform its obligations.

The Previous Sub-Advisory Agreement provided that Brandes would not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of the Previous Sub-Advisory Agreement, except that Brandes would be liable to the Adviser or the Trust for any loss resulting from its breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from Brandes' willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Previous Sub-Advisory Agreement.  The Previous Sub-Advisory Agreement further provided that except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agreed that Brandes, any affiliated person of Brandes, and each person, if any, who, within the meaning Section 15 of the Securities Act of 1933 controls Brandes (i) would bear no responsibility and would not be subject to any liability for any act or omission respecting any series of the Trust other than the Fund, and (ii) would not be liable for, or subject to any damages, expenses, or losses in connection with, any error of judgment, mistake of law or act or omission connected with or arising out of any services rendered under the Previous Sub-Advisory Agreement, except by reason of Brandes' willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Previous Sub-Advisory Agreement.  The Previous Sub-Advisory Agreement also stipulated that the Adviser and Brandes would indemnify and hold harmless the other party, any affiliated person of the other party, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the other against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) arising under certain enumerated circumstances, provided the other party would not otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Previous Sub-Advisory Agreement.

For its services, Brandes received an annual sub-advisory fee from the Adviser (not the Fund) equal to 0.50% of the Fund’s average daily net assets.  For the fiscal year ended September 30, 2005, the aggregate fee paid to Brandes by the Adviser was $7,992.

The Board of Trustees did not renew the Previous Sub-Advisory Agreement prior to its expiration.  However, Board of Trustees did approve an interim sub-advisor agreement, identical in all material respects to the previous management agreement, that took effect upon the expiration of the Previous Sub-Advisory Agreement.  A.Q. Johnson will serve as investment sub-adviser pursuant to the Interim Agreement for 150 days from October 6, 2005 or, if earlier, until the New Sub-Advisory Agreement is approved by shareholders.  A.Q. Johnson voluntarily agreed to waive any compensation under Interim Agreement until Fund assets reach $10 million.

The New Sub-Advisory Agreement

Subject to shareholder approval, the Adviser and the Trust will enter into the New Sub-Advisory Agreement with A.Q. Johnson. The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Previous Sub-Advisory Agreement.  The New Sub-Advisory Agreement will become effective upon shareholder approval, and is attached as Exhibit A.  You should read the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with A.Q. Johnson (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval.  The new agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, (i) by the Board of Trustees, (ii) by a vote of the majority of the outstanding voting securities of the Fund, or (iii) by A.Q. Johnson.  The New Sub-Advisory Agreement automatically and immediately terminates in the event of an "assignment", as defined in the 1940 Act.

The New Sub-Advisory Agreement provides that A.Q. Johnson will perform all services necessary for the management of the portfolio investments of the Fund, including but not limited to, managing, in its discretion, the investment and reinvestment of all assets acquired by the Fund, including determining what securities and other investments are to be purchased or sold for the Fund and executing transactions accordingly.  In addition, A.Q. Johnson will furnish any and all other services that A.Q. Johnson determines, subject to review by the Board, to be necessary or useful to perform its obligations or as the Board requests from time to time.

The New Sub-Advisory Agreement provides that A.Q. Johnson will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of the New Sub-Advisory Agreement, except that A.Q Johnson will be liable to the Adviser or the Trust for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from its willful misfeasance, bad faith or negligence on in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Sub-Advisory Agreement.  The New Sub-Advisory Agreement further provides that except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that A.Q. Johnson, any affiliated person of A.Q. Johnson, and each person, if any, who, within the meaning Section 15 of the Securities Act of 1933 controls A.Q. Johnson (i) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust other than the Fund, and (ii) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any error of judgment, mistake of law or act or omission connected with or arising out of any services rendered under the New Sub-Advisory Agreement, except by reason of A.Q. Johnson's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of A.Q. Johnson's reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.  The New Sub-Advisory Agreement also stipulates that the Adviser and A.Q. Johnson will indemnify and hold harmless the other party, any affiliated person of the other party, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the other against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) arising under certain enumerated circumstances, provided the other party would not otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, A.Q. Johnson will receive from the Adviser an annual sub-advisory fee equal to 0.50% of the Fund’s average daily net assets.  The Sub-Adviser has voluntarily agreed that the Adviser need not pay any sub-advisory fee until Fund asset reach $10 million.

Information Concerning A.Q. Johnson & Co., Inc.

A.Q. Johnson & Co., Inc. is located at 1150 Silverado St., Suite 223, La Jolla, CA 92037 and currently is controlled by Arthur Q. Johnson.

The names, addresses and principal occupation of the executive officer of A.Q. Johnson is set forth below:

Name	Title	Address	Principal Occupation
Arthur Q. Johnson	President, CFO and Chief Compliance Officer	1150 Silverado St Suite 223, La Jolla, CA 92037	President of A.Q. Johnson & Co., Inc. (2002 – current)

Evaluation By The Board Of Trustees

At meetings of the Board of Trustees held on September 26, 2005 and October 5, 2005, the Board, including the Independent Trustees, deliberated whether to approve the New Sub-Advisory Agreement with A.Q. Johnson  After careful consideration to factors deemed relevant to the Trust and the Fund, the Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement, subject to shareholder approval.

In determining to approve the New Sub-Advisory Agreement, the Trustees considered:  (i) investment performance of A.Q. Johnson with respect to the investment companies and accounts that it manages; (ii) the nature, extent and quality of services expected to be provided by A.Q. Johnson; (iii) the costs of the services to be provided and the profits to be realized by A.Q. Johnson from its relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Performance.  The Trustees reviewed A.Q. Johnson's proposed investment strategy for the Fund and its similarity to the strategy currently utilized by the Fund.  Mr. Johnson, the proposed portfolio manager for the Fund, discussed his experience managing a mutual fund and other accounts.  The Trustees also reviewed information comparing the performance of the Fund as of various dates with the performance of: (i) the Mundoval Fund, another investment company advised by A.Q. Johnson; (ii) other accounts managed by A.Q. Johnson; (iii) comparable investment companies; and (iv) the S&P 500.  For the 12-month periods ending June 30, 2005 and September 30, 2005, the separate accounts managed by A.Q. Johnson outperformed both the Fund and the S&P 500.  In addition, the Mundoval Fund outperformed both the Fund and the S&P 500 for the 12-month period ending September 30, 2005.   The Trustees noted that the Mundoval Fund and the other accounts managed by A.Q. Johnson have different investment objectives and are managed in different styles than the Fund.  Nevertheless, the Trustees felt that the relative performance of the Mundoval Fund and the other accounts as compared to the S&P 500 and the Fund was a relevant factor to consider in evaluating A.Q. Johnson's performance.   The Trustees concluded that the retention of A.Q. Johnson and the implementation of Mr. Johnson's strategy would be in the best interest of shareholders.

Nature, Extent and Quality of Services.  The Trustees then gave careful consideration to the nature, extent and quality of the services to be provided by A.Q. Johnson. The Trustees analyzed the experience and the capabilities of the personnel employed by A.Q. Johnson, as well as the quality of the reports and other materials provided by the firm.  The Trustees noted that Mr. Johnson was a founder of Brandes, the former sub-adviser to the Fund, and considered the daily portfolio compliance that Mr. Johnson would be performing for the Fund.  Given that A.Q. Johnson currently has only two employees, the Board also reviewed firm's business growth/succession and disaster recovery plans.  Taking into account the experience of its personnel and the services to be provided to the Fund, the Trustees expressed satisfaction with the quality of the services to be received from A.Q. Johnson.

Fee Comparison.  In considering the level of the sub-advisory fee, the Trustees reviewed an analysis of advisory fees paid by comparable funds. The Trustees noted that the sub-advisory fee to be paid to A.Q. Johnson was lower than the advisory fee paid by 73 of the 77 comparable funds.  Having considered the comparative data, the Trustees concluded that the sub-advisory fee was reasonable.

Costs, Profitability and Economies of Scales.  Next, the Trustees reviewed the costs of the services to be provided and the profits to be realized by A.Q. Johnson  The Trustees concluded that, as A.Q. Johnson would not receive a sub-advisory fee until assets reached $10 million, it would not immediately realize a profit from its relationship with the Fund  The Trustees also concluded that because the proposed sub-advisory fee was reasonable and the relationship unprofitable, economies of scale were not of significant relevance at this time.  A.Q. Johnson agreed to consider sub-advisory fee breakpoints at a later date.

Based upon the information provided, it was the consensus of the Trustees, including the Independent Trustees, that the overall arrangement provided under the terms of the New Sub-Advisory Agreement was a reasonable business arrangement, and that approval of the New Sub-Advisory Agreement was in the best interests of the shareholders of the Fund.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval Of The New Sub-Advisory Agreement

OPERATION OF THE FUND

The Fund is a non-diversified series of the Trust, an open-end management investment company organized as an Ohio business trust on July 3, 2003.  The Trust's principal executive offices are located at 3007 Dehesa Road, El Cajon CA 92019.  The Board of Trustees supervises the business activities of the Trust and the Fund.   Like other mutual funds, the Trust retains various organizations to perform specialized services.  As described above, the Trust currently retains Sycuan Capital Management, Inc., 3007 Dehesa Road, El Cajon CA 92019 as the Fund's investment adviser and A.Q. Johnson & Co., Inc., 1150 Silverado St Suite 223, La Jolla, CA  92037 as the Fund’s interim investment sub-adviser.  The Trust also retains Mutual Shareholder Services, LLC, 8869 Brecksville Rd., Suite C, Brecksville, Ohio 44141, to act as the Fund's transfer agent and fund accountant, and Premier Fund Solutions, Inc., 480 N. Magnolia Ave., Suite 103, El Cajon, California 92020, to manage the Fund's business affairs and provide the Fund with administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Sub-Advisory Agreement between the Adviser, the Trust and A.Q. Johnson and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on October 25, 2005 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.  There were 343,221.012 shares of beneficial interest of the Fund issued and outstanding as of the record date.  Only shareholders of record on the record date are entitled to vote at the meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for approval of the proposed New Sub-Advisory Agreement.   As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Abstentions and broker non-votes (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power   As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).  Broker non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information, as of October 25, 2005, with respect to the number of shares of the Fund beneficially owned by each Trustee and named executive officer of the Trust.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
Dewitt Bowman[1]	0	*
Allen Brown[1]	0	*
George Cossolias[1]	0	*

Jeffrey Provence[1]	0	*
John Tang[1]	960.391 /Beneficial	0.28%
Mary Van Nostrand[1]	0	*

1 The address for each Trustee is 3007 Dehesa Road, El Cajon, CA 92019

* Less than 1% of the Fund.

As of October 25, 2005 all Trustees and officers of the Trust as a group beneficially owned 0.28% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following list indicates the shareholders who, to the best knowledge of the Fund, were the owners of more than 5% of the outstanding shares of a Fund as of October 25, 2005:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
Johnson Family Revocable Trust 6010 Folsom Drive La Jolla, CA 92037	186,046.512/Beneficial	54.21%
Sycuan Tribal Development Corporation 3007 Dehesa Road El Cajon, CA 92019	122,889.085/Beneficial	35.80%
National Financial Service 200 Liberty Street One World Financial Center New York, NY 10281	23,515.305/Record	6.85%

The Johnson Family Revocable Trust and the Sycuan Tribal Development Corporation may be deemed to control the Fund.  Each entity intends to vote all of the shares it controls in favor of the New Sub-Advisory Agreement.  If they so, those votes alone will be sufficient to approve the New Sub-Advisory Agreement.

As of October 25, 2005, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to John Tang, Secretary, Sycuan Funds, 3007 Dehesa Road, El Cajon CA 92019.

AFFILIATED BROKERS

For the fiscal year ended September 30, 2005, the Trust did not pay brokerage commissions to affiliated brokers.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Adviser.  In addition to solicitation by mail, the Trust may request that banks, brokers and other custodial nominees and fiduciaries supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Trust at (888) 899-8344, or write the Trust at 3007 Dehesa Road, El Cajon CA   92019.

    BY ORDER OF THE BOARD OF TRUSTEES

John Tang

Secretary
                                                                                             Dated December 12, 2005

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 619-588-9701.

EXHIBIT A

PROPOSED MANAGEMENT AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

SYCUAN FUNDS

THIS AGREEMENT is made as of _____, 2005, by and between SYCUAN CAPITAL MANAGEMENT, INC., a corporation chartered under the laws of the Sycuan Band of Kumeyaay Indians (the "Adviser"), A.Q. Johnson & Co., Inc. (the "Sub-Adviser"), and SYCUAN FUNDS, an Ohio business trust (the "Trust"), on behalf of the series of the Trust now or hereafter identified on Schedule A (each a "Fund" and collectively, the "Funds").

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

WHEREAS, the Sub-Adviser is also registered with the Commission as an investment adviser under the Advisers Act;

WHEREAS, the Adviser and the Trust have entered into a management agreement (the "Management Agreement"), pursuant to which the Adviser manages the investment operations of each Fund and may delegate certain duties of the Adviser to one or more investment sub-adviser(s); and

WHEREAS, the Adviser, with the approval of the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" (defined herein) of any party to this Agreement, desires to delegate to the Sub-Adviser the duty to manage the portfolio investments of each Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows with respect to each Fund:

1. Appointment of Sub-Adviser.

The Adviser hereby appoints the Sub-Adviser and the Sub-Adviser hereby agrees to manage the portfolio investments of the Fund subject to the terms of this Agreement and subject to the supervision of the Adviser and the Board.

2. Services of Sub-Adviser.

The Sub-Adviser shall perform all services necessary for the management of the portfolio investments of the Fund, including but not limited to:

(a)  Managing, in its discretion, the investment and reinvestment of all assets, now or hereafter acquired by the Fund, including determining what securities and other investments are to be purchased or sold for the Fund and executing transactions accordingly;

(b)  Transmitting trades to the Fund's custodian for settlement in accordance with the Fund's procedures and as may be directed by the Trust;

(c)  Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

(d)  Making determinations as to the manner in which voting rights and/or any other rights pertaining to the Fund's securities holdings shall be exercised; provided, however, that any such determinations shall be subject to any policies, procedures or directives approved by the Board and provided to the Sub-Adviser;

 (e) Attending and participating in discussions and meetings with the Adviser with respect to Fund investment policies and procedures, and carrying out such investment policies and procedures as are approved by the Board, or by the Adviser under authority delegated by the Board to the Adviser, and provided to the Sub-Adviser;

(f)  Supplying reports, evaluations, analyses, statistical data and information to the Adviser, the Board or to the Fund’s officers and other service providers as the Adviser or the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

(g)  Maintaining all required books and records with respect to the investment decisions, proxy voting and securities transactions for the Fund;

(h)  Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time determines to be necessary or useful to perform its obligations under the Investment Advisory Agreement or as the Board may reasonably request from time to time.

3. Responsibilities of Sub-Adviser.

In carrying out its obligations under this Agreement, the Sub-Adviser agrees that it will:

(a)  Comply with all applicable law, including but not limited to the1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder, and the conditions of any order affecting the Trust or a Fund issued thereunder;

(b)  Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(c)  Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer (including any broker or dealer affiliated with the Trust, the Adviser or any of their affiliates; with listings of such affiliated brokers and dealers to be provided to the Sub-Adviser by the Adviser on an annual basis, and more frequently as changes occur). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will seek the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Sub-Adviser will seek favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Sub-Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  The Sub-Adviser may select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused  a Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion; and

(a)

Adhere to the investment objective, strategies and policies, and procedures of the Trust adopted on behalf of the Fund, which are those stated in the applicable prospectuses and statements of additional information; and

(b)

Adhere to the investment procedures of the Trust adopted on behalf of the Fund as agreed to by the Sub-Adviser.

4. Confidentiality of Information.

Each party agrees that it will treat confidentially all information provided by another party regarding such other party's business and operations which is not generally known by third parties nor otherwise generally disclosed publicly by such other party, including without limitation the investment activities or holdings of the Fund, except as is otherwise mutually agreed upon by the parties. Each party agrees that it will not unreasonably withhold its agreement to disclosure of investment activities or holdings. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through disclosure by the party about whom the information relates or becomes public without any wrongful act of the party providing such information or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or by applicable law or regulation.

5. Services Not Exclusive.

The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

6. Delivery of Documents.

The Trust will provide the Sub-Adviser with copies, properly certified or authenticated, of each of the following:

(a)  the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of Ohio (such Declaration of Trust, as presently in effect and as from time to time amended, is herein called the "Declaration of Trust");

(b)  the Trust's Bylaws, if any;

(c)  the most recent prospectus(es) and statement(s) of additional information relating to the Fund (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus"); and

(d)  any and all applicable policies and procedures approved by the Board.

The Trust will promptly furnish the Sub-Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

7. Books and Records.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust or the Adviser any of such records upon request.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it under this Agreement.

8. Expenses of the Fund.

Except to the extent expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Fund. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Fund service providers' fees and expenses, expenses relating to the issue, sale (including any sales loads), redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, and the cost of preparing and distributing reports and notices to shareholders. The Sub-Adviser shall pay all other expenses incurred by it in connection with its services under this Agreement.

9. Compensation.

Except as otherwise provided herein, for the services provided to the Fund and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee determined in accordance with Schedule A attached hereto. It is understood that the Adviser shall be solely responsible for compensating the Sub-Adviser for performing any of the duties delegated to the Sub-Adviser and the Sub-Adviser agrees that it shall have no claim against the Trust or any Fund with respect to compensation under this Agreement.

10. Liability of Sub-Adviser.

The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable to the Adviser or the Trust for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

11. Term and Approval.

This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Fund as of the date set forth on Schedule A when each such Fund is added thereto, and shall continue in effect until the second anniversary of its effective date. The Agreement shall continue in effect for a Fund after the second anniversary of the applicable effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Fund at least annually:

(a)(i)  by the Board or (ii) by the vote of a majority of the outstanding voting securities of the Fund; and

(b) by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

12. Termination.

This Agreement may be terminated without payment of any penalty at any time by:

(a)  the Trust with respect to a Fund, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, upon sixty (60) days' written notice to the other parties to this Agreement; or

(b)  the Adviser or the Sub-Adviser with respect to a Fund, upon sixty (60) days' written notice to the other parties to this Agreement.

Any party entitled to notice may waive the notice provided for herein.  This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order.

13. Code of Ethics.

The Sub-Adviser represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser or the Trust with a copy of such code, any amendments or supplements thereto and its policies and/or procedures implemented to ensure compliance therewith.

14. Insurance.

The Sub-Adviser shall maintain for the term of this Agreement and provide evidence thereof to the Trust or the Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to Adviser.

15. Representations and Warranties.

Each party to this Agreement represents and warrants that the execution, delivery and performance of its obligations under this Agreement are within its powers, have been duly authorized by all necessary actions and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. Each party to this agreement further represents and warrants that it is duly registered as an investment adviser under the Advisers Act.

 16.    .

Representations and Warranties of the Adviser

(a)

The Adviser and each and everyone of its officers, directors, employees and agents, shall comply at all times with all applicable laws pertaining to its business and to the operation of the Fund and to the offering of its shares.

(b)

The Fund is duly organized, validly existing and in good standing under the laws of organization.

(c)

The Fund will operate in accordance with the 1940 Act and in accordance with all applicable laws.

17.

Liability

(a)

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning Section 15 of the Securities Act of 1933 controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Fund as set forth on Schedule A herein, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any error of judgment, mistake of law or act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

(b)

The Adviser acknowledges that the Sub-Adviser has no authority or responsibility with respect to the structure of the Fund, the promotion, marketing or sale of the Fund’s shares, the Fund’s relations or dealings with investors and shareholders, the disclosure provided to investors and shareholders or the supervision of the day-to-day activities of the Adviser, any custodian or any administrator to the Fund.

18.

Indemnification

(a)

The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Fund which (1) may be based upon the Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement; (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Fund or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; (3) may be based on the issue, sale and distribution of the Fund’s shares; (4) may be based on any breach by the Adviser of any representation or warranty, or any failure by the Adviser or the Fund to comply with any agreement contained in the Agreement; or (5) may be based on any action taken or omitted to be taken by the Fund’s administrator or the custodian, to the extent such action or omission is the result of an action or omission of the Adviser; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)

Notwithstanding anything to the contrary, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement or (2) may be based on any breach by the Sub-Adviser of any representation or warranty, or any failure by the Sub-Adviser to comply with any agreement contained in the Agreement; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

19. Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund.

20. Notices.

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be 3007 Dehesa Road, El Cajon, CA 92109, Attention: Secretary, that of the Adviser shall be 3007 Dehesa Road, El Cajon, CA 92019, Attention: President, and that of the Sub-Adviser shall be A.Q. Johnson & Co., Inc., 1150 Silverado St Suite 223, La Jolla, CA  92037, Attention: General Counsel. The Sub-Adviser agrees to promptly notify the Adviser and the Trust, and the Adviser and the Trust agree to notify the Sub-Adviser, in writing of the occurrence of any event which could have a material impact on the performance of another party's duties under this Agreement, including but not limited to (i) the occurrence of any event which could disqualify the Adviser or the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (ii) any material change in the notifying party's business activities; (iii) any event that would constitute a change in control of the notifying party; (iv) any material change in the portfolio manager or portfolio management team of a Fund; (v) the existence of any pending or threatened audit, investigation, examination, complaint, legal proceeding or other inquiry (other than routine audits or regulatory examinations or inspections) that may

relate to any Fund; and (vi) any material violation of the notifying party's code of ethics.    In the case of items (iii) and (iv) above, “promptly” shall mean with sufficient advance notice of the change to enable the Trust to seek shareholder approval, revise the prospectus, or take other necessary action.

21. Release.

The names "Sycuan Funds" and "Trustees of Sycuan Funds" refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust (and only the property of the applicable Fund), as provided in the Declaration of Trust, and that no Trustee, officer, nominee, agent or shareholder shall be personally liable for any such liabilities. All persons dealing with any Fund of the Trust must look solely to the property belonging to such Fund for the enforcement of any claims against the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the applicable Fund) as provided in its Declaration of Trust.  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio. Nothing in this Section 21 shall be deemed to limit the liabilities to which a Trustee, officer or shareholder of the Trust may be subject under applicable law arising from such person's own wrongful conduct.

22. Miscellaneous.

This Agreement contains the entire understanding of the parties hereto.  Each provision of this Agreement is intended to be severable.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23. Governing Law and Questions of Interpretation.

(a)

This Agreement shall be governed by, and construed in accordance with, Ohio law, without regard to the conflicts of laws principles thereof, and federal securities laws, including the 1940 Act and the Advisers Act.

(b)

For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

24. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

1.

Waiver of Sovereign Immunity.

Sycuan Capital Management, Inc. hereby waives its sovereign immunity and consents to be sued in the State of California.  By signing this Agreement, Sycuan Capital Management, Inc. certifies that this waiver of sovereign immunity and consent to be sued in the State of California is duly authorized by all necessary corporate action, and certifies that such consent is evidenced in a duly enacted resolution by its board of directors.  In addition, Sycuan Capital Management, Inc. certifies that it is authorized to waive such sovereign immunity pursuant to powers in its articles of incorporation as authorized by the Sycuan Band of Kumeyaay Indians Tribal Corporation Ordinance, which authorizes Sycuan Capital Management, Inc. to waive its sovereign immunity and to consent to be sued in, among other jurisdictions, the State of California.  This waiver pertains to this corporation only and does not include any waiver, which would allow any action against the Sycuan Band.

26. Use of the Name "Sycuan Funds".

The Sub-Adviser agrees that it will not use the name "Sycuan Funds", any derivative thereof, or the name of the Adviser, the Trust or any Fund except in accordance with such policies and procedures as may be mutually agreed to in writing.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SYCUAN FUNDS

on behalf of the Funds

By:  _____________________

Cody Martinez

President and Chairman of

the Board of Trustees

SYCUAN CAPITAL MANAGEMENT, INC.

By:  _____________________

Cody Martinez

President

A.Q. Johnson & Co., Inc.

By:  _____________________

Arthur Q. Johnson

President

SCHEDULE A

The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Fund:

Fund	Annual Sub-Advisory Fee	Effective Date
Sycuan US Value Fund	0.50%

Approved:   _____________, 2005

                                                           SYCUAN U.S. VALUE FUND

SPECIAL MEETING OF SHAREHOLDERS

December 22, 2005

The undersigned shareholder of the Sycuan U.S. Value Fund, a series of Sycuan Funds, hereby nominates, constitutes and appoints Jeffrey R. Provence and John Tang, and each of them, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 3007 Dehesa Road, El Cajon, CA 92019 at the Sycuan Resort (in the Olive Room), on December 22, 2005 at 10:00 a.m., Pacific Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

Approval of a new Investment Sub-Advisory Agreement between Sycuan Capital Management, Inc., Sycuan Funds and A.Q. Johnson & Co., Inc.

☐ FOR                      ☐ AGAINST                       ☐ ABSTAIN

The Board of Trustees recommends a vote "FOR" on the above proposal.  The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

Signature(s):___________________________________

Dated:

Signature(s):___________________________________

Dated:

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Mail To:  Mutual Shareholder Services, LLC, 8869 Brecksville Rd, Ste C, Brecksville, OH 44141